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                                                                    EXHIBIT 25.1
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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549
                            ------------------------

                                    FORM T-1
        STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939,
           AS AMENDED, OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                   OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)
                            ------------------------

                       IBJ SCHRODER BANK & TRUST COMPANY
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

                    NEW YORK                                   13-5375195
            (STATE OF INCORPORATION                         (I.R.S. EMPLOYER
          IF NOT A U.S. NATIONAL BANK)                    IDENTIFICATION NO.)

      ONE STATE STREET, NEW YORK, NEW YORK                       10004
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)

                      LUIS PEREZ, ASSISTANT VICE PRESIDENT
                       IBJ SCHRODER BANK & TRUST COMPANY
                                ONE STATE STREET
                            NEW YORK, NEW YORK 10004
                                 (212) 858-2000

           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                              AUTOTOTE CORPORATION
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

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
                    DELAWARE                                   81-0422894
           (STATE OR JURISDICTION OF                        (I.R.S. EMPLOYER
         INCORPORATION OR ORGANIZATION)                   IDENTIFICATION NO.)

        750 LEXINGTON AVENUE, 25TH FLOOR                         10022
               NEW YORK, NEW YORK                              (ZIP CODE)
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                            ------------------------
                          AUTOTOTE LOTTERY CORPORATION
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

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
                    DELAWARE                                   52-1808020
           (STATE OR JURISDICTION OF                        (I.R.S. EMPLOYER
         INCORPORATION OR ORGANIZATION)                   IDENTIFICATION NO.)

                           AUTOTOTE ENTERPRISES, INC.
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

                  CONNECTICUT                                  06-1370549
           (STATE OR JURISDICTION OF                        (I.R.S. EMPLOYER
         INCORPORATION OR ORGANIZATION)                   IDENTIFICATION NO.)

                                           (Exhibit 25.1 continued on next page)
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